UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

Logicquest Technology Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22711	76-0640970
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd.

Las Vegas, NV 89118

(Address of principal executive offices and zip code)

(800) 841-6304

(Registrant’s telephone number, including area code)

Coyni, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) amends the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2026 (the “Original 8-K”) by Logicquest Technology Inc. (the “Company”) disclosing that on (i) April 7, 2026, the board of directors (the “Board”) of the Company dismissed Simon & Edward LLP (“S&E”) as the Company’s independent registered public accounting firm and (ii) on April 7, 2026, the Board ratified the engagement of CNGSN & Associates LLP as its new independent registered public accounting firm and the execution of an engagement letter with CNGSN dated March 27, 2026.

This Report is being filed to disclose that the Company has received a copy of S&E’s letter, and the Company is filing a copy of this letter pursuant to Regulation S-K Item 304(a)(3).

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 17, 2026, the Company received a copy of a letter from S&E, stating whether it agrees or disagrees with the statements in the Company’s Original 8-K. A copy of this letter is filed herewith as Exhibit 16.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed as part of this report.

Exhibit Number	Description
16.1	Letter from Simon & Edward LLP dated July 17, 2026
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2026

LOGICQUEST TECHNOLOGY INC.

By:	/s/ Kenneth Haller
Name:	Kenneth Haller
Title:	Chief Executive Officer